UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2008
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana St, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.3
EX-5.1
EX-8.1
EX-99.1
EX-99.2

Item 8.01 Other Events.
     On December 3, 2008, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“OLPGP”) and Enterprise Products Operating LLC (the “Operating Company”) entered into an underwriting agreement with Barclays Capital Inc., DnB NOR Markets, Inc., Mizuho Securities USA Inc., Greenwich Capital Markets, Inc., Scotia Capital (USA) Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriting Agreement”), relating to the public offering of $500,000,000 principal amount of the Operating Company’s 9.75% Senior Notes due 2014 (the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for December 3, 2008.
     The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-145709 and 333-145709-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated December 3, 2008 relating to the Securities, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated August 7, 2007, the “Prospectus Supplement”). Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.
     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.
     The Prospectus Supplement provides that the Partnership will use net proceeds from the offering to temporarily reduce borrowings outstanding under the Partnership’s multi-year revolving credit facility, together with accrued and unpaid interest, as well as for general partnership purposes. Affiliates of all of the Underwriters are lenders under the multi-year revolving credit facility and, accordingly, will receive proceeds from the offering of the Notes. In addition, from time to time the underwriters engage in transactions with the Partnership and its affiliates in the ordinary course of business. The underwriters have performed investment banking services for the Partnership and its affiliates in the last two years and have received fees for these services.
     The Securities are being issued under the Indenture, dated as of October 4, 2004 (the “Indenture”), among the Operating Company (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee, (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for the Operating Company as successor issuer, the “Base Indenture”) as amended by the Fourteenth Supplemental Indenture thereto (the “Supplemental Indenture”). The terms of the Securities and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities,” which description is incorporated herein by reference and filed herewith as Exhibit 99.2. Such description does not purport to be complete and is qualified by reference to the Base Indenture and the Supplemental Indenture, which are filed as exhibits hereto and incorporated herein by reference.
     On December 3, 2008, the Partnership issued a press release relating to the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated December 3, 2008, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, Barclays Capital Inc., DnB NOR Markets, Inc., Mizuho Securities USA Inc., Greenwich Capital Markets, Inc., Scotia Capital (USA) Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1
Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2
Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3
Fourteenth Supplemental Indenture, dated as of December 8, 2008, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release dated December 3, 2008.

99.2	Description of Notes and Description of Debt Securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products GP, LLC,
its general partner

Date: December 8, 2008	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated December 3, 2008, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, Barclays Capital Inc., DnB NOR Markets, Inc., Mizuho Securities USA Inc., Greenwich Capital Markets, Inc., Scotia Capital (USA) Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1
Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2
Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3
Fourteenth Supplemental Indenture, dated as of December 8, 2008, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release dated December 3, 2008.

99.2	Description of Notes and Description of Debt Securities.

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